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EXHIBIT 99.1

[GRAPHIC OMITTED] LOGO

                ILINC ANNOUNCES FIRST QUARTER FISCAL 2009 RESULTS

FIRST QUARTER HIGHLIGHTS AND RECENT EVENTS

     o    Sold audio conferencing assets for $4.5 million in cash
     o    Recorded net income of $1.2 million or $0.04 per basic share(1)
     o Increased Software-as-a-Service ("SaaS") revenue by almost 10% over previous quarter adding 129 new customer contracts
     o Earned revenues of $1.9 million(1), an increase of 23% over the March quarter
     o    Reported adjusted EBITDA(2) of $1.7 million

PHOENIX, Arizona (August 14, 2008) - iLinc (AMEX:ILC), a leader in web conferencing, desktop video conferencing software and collaboration solutions, today announced results for the first fiscal quarter ended June 30, 2008.

SIGNIFICANT CHANGE TO FINANCIAL STATEMENT PRESENTATION: With the sale of the Company's audio conferencing assets(1) the Company has reclassified the results of its audio conferencing business operations into discontinued operations. With that reclassification, audio conferencing revenue and associated audio conferencing expenses were netted into income from discontinued operations for the first quarter of fiscal 2009, and on a proforma basis, for the same quarter last fiscal year, respectively. Likewise, the gain on the sale of audio conferencing assets is included in discontinued operations. Therefore, all comparisons to prior periods take into account the reclassification of audio conferencing operations and the gain on sale into discontinued operations.

First quarter total revenues from continuing operations were $1.9 million, a decrease of 24% when compared to total revenue of $2.5 million for the same quarter last fiscal year. Total revenues increased by $353,000 or 23% when compared to the March quarter.

The Company reported a net income from continuing and discontinued operations of $1.2 million or $0.04 per basic and $0.04 per diluted share during the first quarter, as compared with net income of $78,000, or break-even per basic and diluted share, for the same quarter last fiscal year. The Company recorded a gain of $2 million on the sale of its audio conferencing business.

The Company reported adjusted EBITDA(2) of $1.7 million from continuing and discontinued operations for the first quarter, as compared to $687,000 of adjusted EBITDA(2) for the same quarter last fiscal year. The Company also reported adjusted EBITDA(2) from continuing operations of ($254,000) during the first quarter, as compared to adjusted EBITDA(2) of $30,000 from continuing operations for the same quarter last fiscal year.

James M. Powers, Jr., President and Chief Executive Officer of iLinc, said, "iLinc has undergone some significant changes in the past six months and is very well positioned in this high growth web and video conferencing market. First, we redirected our sales strategy toward the more prevalent Software-as-a-Service model in early 2008. Our goal is to grow long-term subscription revenue while continuing to sell software in those vertical markets where advantageous. We are well underway with that effort and have begun to see the results in the form of shortened sales cycles, increased transaction counts and continued enthusiasm in the market for our products. Sales this quarter provided a record number of subscription transactions, monthly recurring revenue and growing backlog. To further our transition to a SaaS provider of award-winning collaboration software, we successfully sold our audio conferencing assets. That sale resulted in almost $4.5 million in cash and a $2 million gain from an asset that customers and investors alike perceived as increasingly commoditized," added Dr. Powers.

"The transition to the SaaS model reduced our short-term quarterly revenue and we planned for this impact, but we believe over time it will provide long-term compounding subscription revenue that will greatly enhance the value of our company. After only four months, we see increasing rates of adoption that should provide recurring monthly revenue well into the future. As an early indicator of that forward-looking trend, our total subscription revenues were up almost 10% when compared to the March quarter. We look forward to further describing the sales trends that give us confidence about our future on the earnings call today," concluded Dr. Powers.

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James L. Dunn, Jr., Chief Financial Officer of iLinc, said, "Because of the reclassification from the sale of audio and the shift from software to SaaS revenue, we felt it important to provide not only comparisons to the same period last fiscal year but also to the more relevant March quarter (Q4 of FY2008). We are pleased to have raised capital in difficult capital markets and plan to judiciously deploy that capital to foster the growth of our increasingly popular SaaS model," concluded Mr. Dunn.

A webcast of iLinc Communications' fiscal 2009 first quarter conference call will be hosted live at 11:00 a.m. Eastern time on August 14, 2008. Interested parties may participate in the iLinc online meeting and/or listen to the audio portion via the telephone. To join the live online session and see the presentation, please go to http://ir.ilinc.com/public/join and follow the login instructions. To hear the audio portion of the meeting, call 1-800-447-0521 and provide the operator with the confirmation number of 22369731 when requested. A replay of the event will be available after the call and accessible online through the Company's web site at www.iLinc.com.

CONTACT:  JAMES L. DUNN, JR.
          SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
          (602) 952-1200

(1) ADJUSTMENT FOR AUDIO ASSET SALE iLinc sold its audio conferencing assets in the June quarter of fiscal 2009. Pursuant to the criteria established by Statement of Financial Accounting Standard (SFAS) No. 144, ACCOUNTING FOR THE IMPAIRMENT OF DISPOSAL OF LONG-LIVED ASSETS, iLinc had characterized its audio assets as "assets held-for-sale" as of March 31, 2008 and the results of the audio conferencing operations as discontinued operations. With the consummation of the sale of those assets in June, iLinc has reclassified audio conferencing assets and liabilities as "related to discontinued operations" on the Balance Sheet and all audio conferencing income and expense as discontinued operations on the Statement of Operations. The results of prior periods have been reclassified to provide proforma comparisons to current periods after taking into effect the reclassification required by SFAS 144.

(2) EXPLANATION OF ADJUSTED EBITDA, A NON-GAAP FINANCIAL MEASURE
We report adjusted EBITDA, a financial measure that is not defined by Generally Accepted Accounting Principles. We believe that adjusted EBITDA is a useful performance metric for our investors and is a measure of operating performance that is commonly reported and widely used by financial and industry analysts, investors and other interested parties because it eliminates significant non-cash and/or one-time charges to earnings. It is important to note that non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net income (loss), cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of net income to adjusted EBITDA is as follows for the three months ended June 30, 2008 and 2007.

                                               THREE MONTHS ENDED
                                                    JUNE 30,
                                            ------------------------
                                               2008          2007
                                            ----------    ----------
                                                 (in thousands)
     Net Income .........................   $    1,206    $       78
     Non-cash charges and credits:
     Interest expense ...................          337           364
     Financing and late fees ............            9            13
     Warrant expense ....................           --            21
     Gain on sale of assets .............            1            --
     Income tax .........................           21            21
     Interest income ....................          (12)           (7)
     Stock compensation expense .........           43            36
     Depreciation .......................           66            66
     Amortization .......................           53            95
                                            ----------    ----------
             Adjusted EBITDA ............   $    1,724    $      687
                                            ==========    ==========

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ABOUT ILINC COMMUNICATIONS, INC.
iLinc, a recognized leader in web conferencing, desktop video conferencing software and collaboration solutions, aims to revolutionize the way organizations meet and communicate. Through its software and services, iLinc liberates people by enabling them to get more done, travel less, achieve work-life balance while preserving the environment. iLinc offers the only enterprise-class web and video conferencing software that allows customers to choose between a software-as-a-service (SaaS) rental model or a traditional software purchase model, in combination with hosting by iLinc or on-premise installation. iLinc is headquartered in Phoenix, Arizona. For more visit www.ilinc.com/investors.

THIS PRESS RELEASE CONTAINS INFORMATION THAT CONSTITUTES FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ANY SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISK AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS DESCRIBED WITHIN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CONTRIBUTE TO SUCH DIFFERENCES ARE DISCLOSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING INFORMATION PROVIDED HEREIN REPRESENTS THE COMPANY'S ESTIMATES AND EXPECTATIONS AS OF THE DATE OF THE PRESS RELEASE, AND SUBSEQUENT EVENTS AND DEVELOPMENTS MAY CAUSE THE COMPANY'S ESTIMATES AND EXPECTATIONS TO CHANGE. THE COMPANY SPECIFICALLY DISCLAIMS ANY OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION IN THE FUTURE. THEREFORE, THIS FORWARD-LOOKING INFORMATION SHOULD NOT BE RELIED UPON AS REPRESENTING THE COMPANY'S ESTIMATES AND EXPECTATIONS OF ITS FUTURE FINANCIAL PERFORMANCE AS OF ANY DATE SUBSEQUENT TO THE DATE OF THIS PRESS RELEASE.

iLinc, iLinc Communications, iLinc Suite, MeetingLinc, LearnLinc,
ConferenceLinc, SupportLinc, EventPlus, iReduce, iLinc Enterprise, iLinc Essentials and their respective logos are trademarks or registered trademarks of iLinc Communications, Inc.

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
                      ILINC COMMUNICATIONS, INC. AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                      (UNAUDITED)
                         (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  THREE MONTHS ENDED
                                                                       JUNE 30,
                                                               ------------------------
                                                                  2008          2007
                                                               ----------    ----------
Revenues
   Software licenses .......................................   $      585    $    1,152
   Subscription services ...................................          469           511
   Software maintenance, hosting and other services ........          866           855
                                                               ----------    ----------
        Total revenues .....................................        1,920         2,518
                                                               ----------    ----------

Cost of revenues
   Software licenses .......................................           45            67
   Subscription services ...................................           66           103
   Software maintenance, hosting and other services ........          127           211
   Amortization of technology ..............................           53            --
                                                               ----------    ----------
        Total cost of revenues .............................          291           381
                                                               ----------    ----------

Gross profit ...............................................        1,629         2,137
                                                               ----------    ----------

Operating expenses
   Research and development ................................          531           362
   Sales and marketing .....................................          900         1,172
   General and administrative ..............................          613           663
                                                               ----------    ----------
        Total operating expenses ...........................        2,044         2,197
                                                               ----------    ----------

(Loss) from operations .....................................         (415)          (60)

Interest expense ...........................................         (258)         (256)
Amortization of beneficial debt conversion .................          (79)          (81)
                                                               ----------    ----------
        Total interest expense .............................         (337)         (337)
Interest income (charges) and other ........................            3           (27)
                                                               ----------    ----------
Loss from continuing operations before income taxes ........         (749)         (424)
Income taxes ...............................................          (21)          (21)
                                                               ----------    ----------

Loss from continuing operations ............................         (770)         (445)
 Income from discontinued operations .......................        1,976           523
                                                               ----------    ----------

 Net income ................................................        1,206            78
   Series A and B preferred stock dividends ................          (29)          (35)
                                                               ----------    ----------
 Income available to common shareholders ...................   $    1,177    $       43
                                                               ==========    ==========
 Income per common share, basic
   From continuing operations ..............................   $    (0.02)   $    (0.01)
   From discontinued operations ............................         0.06          0.01
                                                               ----------    ----------
        Net income per common share, basic .................   $     0.04    $       --
                                                               ==========    ==========
Income per common share, diluted
   From continuing operations ..............................   $    (0.02)   $    (0.01)
   From discontinued operations ............................         0.06          0.01
                                                               ----------    ----------
        Net income per common share, diluted ...............   $     0.04    $       --
                                                               ==========    ==========

Number of shares used in calculation of income per share:
    Basic ..................................................       34,256        33,585
                                                               ==========    ==========
    Diluted ................................................       34,256        33,585
                                                               ==========    ==========

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
                                 ILINC COMMUNICATIONS, INC. AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                      (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                      JUNE 30,      MARCH 31,
                                                                                        2008          2008
                                                                                     ----------    ----------
                                                                                    (UNAUDITED)
ASSETS
Current assets:
   Cash and cash equivalents .....................................................   $    1,232    $      669
   Certificates of deposit .......................................................        2,760           373
   Accounts receivable, net of allowance for doubtful accounts of $25
    and $30 at June 30 and March 31, 2008, respectively ..........................          785           627
   Other receivables .............................................................          953            --
   Prepaid expenses and other current assets .....................................          301           272
   Assets related to discontinued operations .....................................          594         3,145
                                                                                     ----------    ----------
     Total current assets ........................................................        6,625         5,086

Property and equipment, net ......................................................          521           566
Goodwill .........................................................................        9,229         9,520
Intangible assets, net ...........................................................          788           869
Other receivables ................................................................          120            --
 Other assets ....................................................................           14            14
                                                                                     ----------    ----------
     Total assets ................................................................   $   17,297    $   16,055
                                                                                     ==========    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long term debt .............................................   $       95    $       95
   Accounts payable trade ........................................................          458           612
   Accrued liabilities ...........................................................          993           751
   Current portion of capital lease liabilities ..................................          124           120
   Deferred revenue ..............................................................        1,509         1,507
   Liabilities related to discontinued operations ................................          707           778
                                                                                     ----------    ----------
     Total current liabilities ...................................................        3,886         3,863

Long term debt, less current maturities, net of discount and beneficial
conversion feature of $741 and $791, at June 30 and March 31, 2008, respectively .        7,566         7,535
Capital lease liabilities, less current maturities ...............................          224           256
Deferred tax liability ...........................................................          406           384
                                                                                     ----------    ----------
     Total liabilities ...........................................................       12,082        12,038
                                                                                     ----------    ----------

SHAREHOLDERS' EQUITY:
  Preferred stock series A & B, 10,000,000 shares authorized:
  Series A preferred stock, $.001 par value, 75,000 and 105,000 shares issued and outstanding, liquidation preference of $750,000 and $1,050,000
    at June 30 and March 31, 2008, respectively. .................................           --            --
  Series B preferred stock, $.001 par value, 55,000 shares issued and outstanding, liquidation preference of $550,000 at June 30 and
    March 31, 2008, respectively .................................................           --            --
  Common stock, $.001 par value 100,000,000 shares authorized 36,056,228
    and 35,456,228 issued at June 30 and March 31, 2008, respectively ............           35            35
   Additional paid-in capital ....................................................       46,519        46,498
   Accumulated deficit ...........................................................      (39,931)      (41,108)
   Less:  1,432,412 treasury shares at cost ......................................       (1,408)       (1,408)
                                                                                     ----------    ----------
     Total shareholders' equity ..................................................        5,215         4,017
                                                                                     ----------    ----------
     Total liabilities and shareholders' equity ..................................   $   17,297    $   16,055
                                                                                     ==========    ==========

                                                     -5-
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